SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549
                              _________________________

                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  March 17, 1995



                                CHITTENDEN CORPORATION
                              (Exact name of Registrant
                               as specified in charter)


       Vermont                        0-7974                  03-0228404
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)            Identification No.)


Two Burlington Square, Burlington, Vermont                   05401
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (802) 660-1410



                                  Not Applicable
                         (Former name or former address,
                          if changed since last report)

March 17, 1995


Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20459

RE:  CHITTENDEN CORPORATION CURRENT REPORT ON FORM 8-K

Dear Sirs:

Pursuant to 8-K filing requirements, under the Securities Exchange Act of 1934, there is appended to this transmittal, an electronic file of the current report (on Form 8-K) of Chittenden Corporation, Two Burlington Square, Burlington, Vermont 05401.

If you have any questions concerning this report, please telephone the undersigned at (802) 660-1410.

Kindly acknowledge receipt of this letter by Compuserve EMAIL.

Very truly yours,

/S/ F. Sheldon Prentice
    Secretary


ITEM 5. OTHER EVENTS

March 17, 1995 - Chittenden Corporation (NASDAQ;CNDN) announced today that they completed the acquisition of The Bank of Western Massachusetts, a $225 million commercial bank. The purchase price amounted to approximately $26 million in cash and stock.

A copy of the press release dated March 17, 1995 is attached as an exhibit to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits
 (28) Additional Exhibits:

      Press release related to completion of the acquisition of The Bank of Western Massachusetts. The financial information was provided in the Registration Statement No. 33-56835 on Form S-4 filed on January 11, 1995.

INDEX TO EXHIBITS

Exhibit Number                                  Page Number

(28)    Additional Exhibits                          6

     Press release related to the completion of the acquisition of The Bank of Western Massachusetts.



                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHITTENDEN CORPORATION
(Registrant)

BY:  /S/ F. Sheldon Prentice
         F. Sheldon Prentice
         Secretary

DATE: March 17, 1995

March 17, 1995
FOR IMMEDIATE RELEASE

CHITTENDEN COMPLETES ACQUISITION OF THE BANK OF WESTERN MASSACHUSETTS

Burlington, VT--Chittenden Corporation (NASDAQ:CNDN) announced today that they completed the acquisition of The Bank of Western Massachusetts, a $225 million commercial bank with headquarters in Springfield, Massachusetts. The purchase price amounted to approximately $26 million in cash and stock. The Bank of Western Massachusetts stockholders overwhelmingly approved the transaction and the last of the required regulatory approvals was obtained on March 16, 1995. The Bank of Western Massachusetts will continue to operate under the same name with the same management team.

Paul A. Perrault, Chittenden's President and Chief Executive Officer, expressed enthusiasm for Chittenden's first bank merger transaction outside Vermont. "Chittenden's resources will allow The Bank of Western Massachusetts to offer new services such as asset-based lending, credit cards, and trust services," stated Perrault. Mr. Perrault further stated, "We have been pleased with and impressed by the actions of the entire team, and look forward to assisting them serve the western Massachusetts marketplace".

Mr. Frank P. Fitzgerald, The Bank of Western Massachusetts' Chairman, expressed confidence in Chittenden's ability to retain The Bank of Western Massachusetts' style of community banking.

Chittenden Corporation is a bank holding company with headquarters in Burlington, Vermont. Chittenden's assets were $1.2 billion at December 31, 1994. Chittenden operates from 40 locations in Vermont, offering a broad range of financial products and services, including deposit accounts and services; commercial, consumer and public sector loans; and investment and trust services to business, individuals and the public sector.